UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: First quarter ended December 31, 2013

Item 1. Schedule of Investments.

CALVERT SMALL CAP FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

EQUITY SECURITIES - 95.7%	SHARES	VALUE
Aerospace & Defense - 1.0%
Ducommun, Inc.*	67,715	$2,018,584

Airlines - 2.3%
Skywest, Inc.	319,249	4,734,463

Auto Components - 0.4%
Gentex Corp.	25,981	857,113

Automobiles - 0.2%
Toyota Motor Corp. (ADR)	3,175	387,096

Biotechnology - 1.9%
PDL BioPharma, Inc.	461,216	3,892,663

Capital Markets - 0.4%
E*Trade Financial Corp.*	46,162	906,622

Chemicals - 1.8%
Minerals Technologies, Inc.	61,767	3,710,344

Commercial Banks - 5.8%
East West Bancorp, Inc.	85,377	2,985,634
PrivateBancorp, Inc.	132,193	3,824,343
SVB Financial Group*	15,413	1,616,207
Umpqua Holdings Corp.	194,954	3,731,420
		12,157,604

Commercial Services & Supplies - 5.6%
Deluxe Corp.	99,002	5,166,914
Unifirst Corp.	60,769	6,502,283
		11,669,197

Communications Equipment - 3.2%
Comtech Telecommunications Corp.	63,260	1,993,955
Harris Corp.	65,154	4,548,401
		6,542,356

Consumer Finance - 2.1%
Nelnet, Inc.	101,273	4,267,644

Diversified Consumer Services - 1.1%
Grand Canyon Education, Inc.*	53,622	2,337,919

Diversified Telecommunication Services - 0.9%
Atlantic Tele-Network, Inc.	33,229	1,879,765

Electronic Equipment & Instruments - 8.7%
Anixter International, Inc.	5,461	490,616
Arrow Electronics, Inc.*	41,139	2,231,791
Benchmark Electronics, Inc.*	276,175	6,374,119
PC Connection, Inc.	13,664	339,550
Plexus Corp.*	91,503	3,961,165
Sanmina Corp.*	278,683	4,654,006
		18,051,247

Energy Equipment & Services - 2.0%
Dresser-Rand Group, Inc.*	22,986	1,370,655
Exterran Holdings, Inc.*	82,494	2,821,295
		4,191,950

Food & Staples Retailing - 3.1%
Casey's General Stores, Inc.	85,843	6,030,471
Spartan Stores, Inc.	16,127	391,564
		6,422,035

Health Care Equipment & Supplies - 5.2%
Becton Dickinson & Co.	64,871	7,167,597
Medtronic, Inc.	294	16,873
Mindray Medical International Ltd. (ADR)	102,084	3,711,774
		10,896,244

Health Care Providers & Services - 2.2%
Ensign Group, Inc.	31,573	1,397,737
Magellan Health Services, Inc.*	51,164	3,065,235
		4,462,972

Hotels, Restaurants & Leisure - 5.1%
CEC Entertainment, Inc.	132,458	5,865,240
Texas Roadhouse, Inc.	168,512	4,684,634
		10,549,874

Household Durables - 1.1%
Panasonic Corp. (ADR)	203,479	2,372,565

Insurance - 9.9%
American Financial Group, Inc.	51,129	2,951,166
FBL Financial Group, Inc.	46,940	2,102,443
Kemper Corp.	156,783	6,409,289
PartnerRe Ltd.	11,912	1,255,882
Platinum Underwriters Holdings Ltd.	75,880	4,649,927
Symetra Financial Corp.	97,170	1,842,343
The Navigators Group, Inc.*	22,127	1,397,541
		20,608,591

IT Services - 10.1%
CSG Systems International, Inc.	12,305	361,767
DST Systems, Inc.	81,437	7,389,593
Lender Processing Services, Inc.	58,282	2,178,581
TeleTech Holdings, Inc.*	230,775	5,524,754
Unisys Corp.*	166,322	5,583,430
		21,038,125

Machinery - 2.7%
AGCO Corp.	4,500	266,355
Barnes Group, Inc.	131,735	5,046,768
LB Foster Co.	6,405	302,892
Twin Disc, Inc.	3,176	82,227
		5,698,242

Marine - 2.9%
Matson, Inc.	232,936	6,081,959

Media - 2.6%
McClatchy Co.*	250,189	850,643
Regal Entertainment Group	178,761	3,476,901
Time Warner Cable, Inc.	6,813	923,162
Time Warner, Inc.	674	46,991
		5,297,697

Metals & Mining - 2.7%
Olympic Steel, Inc.	41,752	1,209,973
Worthington Industries, Inc.	105,482	4,438,683
		5,648,656

Oil, Gas & Consumable Fuels - 1.0%
EPL Oil & Gas, Inc.*	50,169	1,429,816
Knightsbridge Tankers Ltd.	67,426	619,645
		2,049,461

Paper & Forest Products - 0.8%
PH Glatfelter Co.	59,757	1,651,683

Personal Products - 1.2%
USANA Health Sciences, Inc.*	33,006	2,494,593

Pharmaceuticals - 0.0%
Roche Holding AG (ADR)	350	24,570

Professional Services - 3.2%
ICF International, Inc.*	67,351	2,337,753
Insperity, Inc.	57,223	2,067,467
Navigant Consulting, Inc.*	119,631	2,296,915
		6,702,135

Specialty Retail - 4.0%
ANN, Inc.*	64,379	2,353,696
Brown Shoe Co., Inc.	213,022	5,994,439
		8,348,135

Wireless Telecommunication Services - 0.5%
Shenandoah Telecommunications Co.	42,620	1,094,055

Total Equity Securities (Cost $163,650,471)		199,046,159

HIGH SOCIAL IMPACT INVESTMENTS - 0.3%	PRINCIPAL AMOUNT
Calvert Social Investment Foundation Notes, 0.50%, 7/1/14 (b)(i)(r)	$651,905	642,309

Total High Social Impact Investments (Cost $651,905)		642,309

TIME DEPOSIT - 4.0%
State Street Bank Time Deposit, 0.083%, 1/2/14	8,362,086	8,362,086

Total Time Deposit (Cost $8,362,086)		8,362,086

TOTAL INVESTMENTS (Cost $172,664,462) - 100.0%		208,050,554
Other assets and liabilities, net - 0.0%		4,110
NET ASSETS - 100%		$208,054,664

(b) This security was valued under the direction of the Board of Directors. See Note A.

(i) Restricted securities represent 0.3% of net assets for the Small Cap Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts

Restricted Securities	ACQUISITION DATE	COST
Calvert Social Investment Foundation Notes, 0.50%, 7/1/14	7/1/10	$651,905

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT GLOBAL ALTERNATIVE ENERGY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

EQUITY SECURITIES - 96.6%	SHARES	VALUE
Australia - 1.7%
Ceramic Fuel Cells Ltd.*	34,317,654	$1,194,368
Infigen Energy Ltd.*	2,466,481	572,571
		1,766,939

Belgium - 1.4%
Elia System Operator SA/NV	33,390	1,550,417

Brazil - 4.3%
Cosan Ltd.	332,300	4,559,156

Canada - 6.0%
Brookfield Renewable Energy Partners LP*	111,879	2,930,289
Capstone Infrastructure Corp.	459,584	1,538,140
TransAlta Renewables, Inc.	98,604	1,018,763
Westport Innovations, Inc.*	45,985	898,776
		6,385,968

China - 5.2%
China Hydroelectric Corp. (ADR), Warrants (strike price $15.00/share, expires 1/25/14)*	76,420	757
China Longyuan Power Group Corp.	1,425,000	1,834,097
China Suntien Green Energy Corp. Ltd.	7,931,000	2,976,446
Trina Solar Ltd. (ADR)*	54,226	741,269
		5,552,569

Denmark - 0.7%
Novozymes A/S, Series B	17,741	750,042

France - 5.4%
Albioma	109,928	2,552,175
Cie de Saint-Gobain	33,406	1,839,989
Saft Groupe SA	41,385	1,425,559
		5,817,723

Germany - 7.9%
Capital Stage AG	475,511	2,456,937
CENTROTEC Sustainable AG	52,388	1,342,601
PNE Wind AG	738,811	2,846,248
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	95,171	1,776,831
		8,422,617

Hong Kong - 1.6%
GCL-Poly Energy Holdings Ltd.*	5,559,000	1,713,451

Ireland - 5.7%
Eaton Corp. plc	80,109	6,097,897

Italy - 3.6%
Enel Green Power SpA	851,312	2,147,728
Prysmian SpA	65,763	1,695,343
		3,843,071

Japan - 2.0%
Kurita Water Industries Ltd.	37,600	779,471
Kyocera Corp.	27,500	1,371,669
		2,151,140

Netherlands - 2.7%
Koninklijke Philips NV	77,839	2,857,690

Spain - 6.2%
EDP Renovaveis SA	934,614	4,972,036
Iberdrola SA	262,593	1,677,008
		6,649,044

United Kingdom - 7.2%
Dialight plc	69,572	986,982
Greencoat UK Wind plc	1,925,335	3,286,584
Johnson Matthey plc	16,710	908,346
Renewables Infrastructure Group Ltd.*	1,476,923	2,502,778
		7,684,690

United States - 34.4%
Advanced Energy Industries, Inc.*	93,297	2,132,769
Ameresco, Inc.*	305,320	2,949,391
Calgon Carbon Corp.*	133,090	2,737,661
Covanta Holding Corp.	120,053	2,130,941
Cree, Inc.*	63,262	3,958,303
FuelCell Energy, Inc.*	372,617	525,390
Itron, Inc.*	66,727	2,764,500
Johnson Controls, Inc.	103,297	5,299,136
MYR Group, Inc.*	42,901	1,075,957
NextEra Energy, Inc.	40,444	3,462,815
Quanta Services, Inc.*	96,561	3,047,465
Regal-Beloit Corp.	35,414	2,610,720
Solazyme, Inc.*	127,187	1,385,066
SunEdison, Inc.*	197,724	2,580,298
		36,660,412

Virgin Islands, British - 0.6%
Wasion Group Holdings Ltd.	978,000	597,853

Total Equity Securities (Cost $95,038,381)		103,060,679

CLOSED - END FUND - 1.9%
United Kingdom - 1.9%
Foresight Solar Fund Ltd.*	1,280,000	2,047,097

Total Closed-End Fund (Cost $2,071,744)		2,047,097

TIME DEPOSIT - 1.8%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$1,887,307	1,887,307

Total Time Deposit (Cost $1,887,307)		1,887,307

TOTAL INVESTMENTS (Cost $98,997,432) - 100.3%		106,995,083
Other assets and liabilities, net - (0.3%)		(361,329)
NET ASSETS - 100%		$106,633,754

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LP: Limited Partnership
plc: Public Limited Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

EQUITY SECURITIES - 95.4%	SHARES	VALUE
Brazil - 5.5%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	1,659,660	$18,820,544

Canada - 7.0%
Capstone Infrastructure Corp.	1,913,623	6,404,529
EnerCare, Inc.	921,538	8,637,524
GWR Global Water Resources Corp.*	186,920	657,216
Pure Technologies Ltd.*	1,308,101	8,165,639
		23,864,908

Finland - 1.6%
Kemira OYJ	322,679	5,406,379

France - 6.7%
Suez Environnement SA	855,034	15,344,873
Veolia Environnement SA	460,305	7,518,816
		22,863,689

Israel - 0.9%
Amiad Water Systems Ltd.	632,321	2,871,371

Japan - 6.9%
Ebara Corp.	2,614,000	16,788,409
Kurita Water Industries Ltd.	67,600	1,401,389
Organo Corp.	836,270	3,750,125
Torishima Pump Manufacturing Co. Ltd.	160,700	1,606,160
		23,546,083

Switzerland - 6.2%
Sulzer AG	130,078	21,021,084

United Kingdom - 12.8%
Pennon Group plc	466,961	5,096,096
Severn Trent plc	119,455	3,375,436
United Utilities Group plc	1,864,315	20,747,534
Wolseley plc	253,550	14,392,140
		43,611,206

United States - 47.8%
AECOM Technology Corp.*	229,717	6,760,571
Aegion Corp.*	396,790	8,685,733
Agilent Technologies, Inc.	58,892	3,368,034
American Water Works Co., Inc.	332,023	14,031,292
Ashland, Inc.	76,587	7,432,003
Badger Meter, Inc.	36,200	1,972,900
Calgon Carbon Corp.*	487,235	10,022,424
California Water Service Group	217,647	5,021,116
Danaher Corp.	105,120	8,115,264
Flowserve Corp.	157,771	12,437,088
Franklin Electric Co., Inc.	83,514	3,728,065
HD Supply Holdings, Inc.*	552,303	13,260,795
Itron, Inc.*	203,212	8,419,073
Layne Christensen Co.*	81,670	1,394,924
Nuverra Environmental Solutions, Inc.*	98,665	1,656,585
Pentair Ltd.	152,092	11,812,986
Pico Holdings, Inc.*	432,994	10,006,491
Rexnord Corp.*	393,175	10,619,657
SJW Corp.	123,308	3,673,345
SPX Corp.	85,166	8,483,385
Tetra Tech, Inc.*	228,732	6,399,921
Xylem, Inc.	146,586	5,071,876
		162,373,528

Total Equity Securities (Cost $295,338,747)		324,378,792

TIME DEPOSIT - 4.4%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.083%, 1/2/14	$15,013,886	15,013,886

Total Time Deposit (Cost $15,013,886)		15,013,886

TOTAL INVESTMENTS (Cost $310,352,633) - 99.8%		339,392,678
Other assets and liabilities, net - 0.2%		713,571
NET ASSETS - 100%		$340,106,249

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT GREEN BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

ASSET-BACKED SECURITIES - 2.1%	PRINCIPAL AMOUNT	VALUE
SolarCity LMC Series I LLC, 4.80%, 11/20/38 (e)	$233,558	$229,275

Total Asset-Backed Securities (Cost $233,274)		229,275

CORPORATE BONDS - 41.8%
African Development Bank, 0.75%, 10/18/16	200,000	199,568
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	250,000	231,242
Apple, Inc., 2.40%, 5/3/23	150,000	134,882
AT&T, Inc., 2.375%, 11/27/18	150,000	150,129
Bank of America Corp.:
1.35%, 11/21/16	200,000	199,918
2.00%, 1/11/18	100,000	99,823
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	250,000	236,959
Citigroup, Inc., 5.375%, 8/9/20	250,000	284,410
Cummins, Inc., 3.65%, 10/1/23	200,000	197,313
Goldman Sachs Group, Inc., 2.375%, 1/22/18	250,000	250,950
International Finance Corp., 0.625%, 11/15/16	200,000	198,738
Johnson Controls, Inc., 5.00%, 3/30/20	250,000	273,110
JPMorgan Chase & Co., 3.20%, 1/25/23	250,000	237,006
Masco Corp., 4.80%, 6/15/15	125,000	130,312
Methanex Corp., 5.25%, 3/1/22	125,000	132,337
Nissan Motor Acceptance Corp., 0.946%, 9/26/16 (e)(r)	250,000	251,330
North American Development Bank, 2.40%, 10/26/22	150,000	133,120
Royal Bank of Scotland Group plc, 6.00%, 12/19/23	50,000	50,356
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	105,040
Time Warner, Inc., 4.00%, 1/15/22	100,000	101,263
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	231,621
Verizon Communications, Inc., 3.65%, 9/14/18	150,000	158,785
Whirlpool Corp., 3.70%, 3/1/23	250,000	238,990
Xerox Corp., 4.25%, 2/15/15	250,000	259,357

Total Corporate Bonds (Cost $4,535,741)		4,486,559

MUNICIPAL OBLIGATIONS - 2.6%
Metropolitan Water District of Southern California Revenue Bonds, 6.947%, 7/1/40	250,000	279,078

Total Municipal Obligations (Cost $282,545)		279,078

SOVEREIGN GOVERNMENT BONDS - 1.8%
Kommunalbanken AS, 0.75%, 11/21/16 (e)	200,000	198,055

Total Sovereign Government Bonds (Cost $199,471)		198,055

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 9.2%
Fannie Mae:
3.00%, 2/3/14	170,000	172,975
3.50%, 2/3/14	200,000	208,500
3.50%, 2/3/14	490,000	486,172
4.00%, 2/3/14	110,000	113,059

Total U.S. Government Agency Mortgage-Backed Securities (Cost $980,706)		980,706

U.S. TREASURY OBLIGATIONS - 35.3%
United States Treasury Bonds, 3.625%, 8/15/43	385,000	363,584
United States Treasury Notes:
0.25%, 12/31/15	480,000	478,725
0.625%, 12/15/16	382,000	380,448
1.50%, 12/31/18	1,950,000	1,928,062
2.75%, 11/15/23	644,000	630,013

Total U.S. Treasury Obligations (Cost $3,793,991)		3,780,832

TIME DEPOSIT - 12.1%
State Street Bank Time Deposit, 0.083%, 1/2/14	1,294,708	1,294,708

Total Time Deposit (Cost $1,294,708)		1,294,708

TOTAL INVESTMENTS (Cost $11,320,436) - 104.9%		11,249,213
Other assets and liabilities, net - (4.9%)		(520,754)
NET ASSETS - 100%		$10,728,459

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	5	3/14	$596,563	($1,647)
30 Year U.S. Treasury Bonds	1	3/14	128,313	(95)
Total Purchased				($1,742)

Sold:
10 Year U.S. Treasury Notes	17	3/14	$2,091,797	$36,979

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Impact Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund operates as a series fund with four separate portfolios: Small Cap, Global Alternative Energy, Global Water, and Green Bond, which commenced operations on October 31, 2013.  Small Cap is registered as a diversified portfolio, while Global Alternative Energy, Global Water, and Green Bond are each registered as non-diversified portfolios.  The operations of each series are accounted for separately.  Small Cap offers five classes of shares – Classes A, B, C, I, and Y.  Global Alternative Energy offers four classes of shares – Classes A, C, I, and Y.  Global Water offers three classes of shares – Classes A, C, and Y. (Subsequent to period end, on January 31, 2014, Global Water began to offer Class I shares.) Green Bond also offers three classes of shares – Classes A, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Green Bond). Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares.  Class B shares are only offered through reinvestment of dividends and/or distributions and through certain exchanges.  Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares.  Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares.  Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares.  Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors ("the Board") to value its investments wherever possible.  Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced.   The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices.   The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.  Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  Global Alternative Energy and Global Water have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.  Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2.  For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

 The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.  When more appropriate, the fund may employ an income-based or cost approach.  An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts.  Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.  A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost).  From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.  The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2013, the following securities were fair valued in good faith under the direction of the Board:

	Total Investments	% of Net Assets
Small Cap	$642,309	0.3%

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2013:

Small Cap	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$199,046,159	-	-	$199,046,159
Other debt obligations	-	$9,004,395	-	9,004,395
TOTAL	$199,046,159	$9,004,395	-	$208,050,554

* For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.

There were no transfers between levels during the period.

Global Alternative Energy	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$103,060,679	-	-	$103,060,679
Closed-end fund	2,047,097	-	-	2,047,097
Other debt obligations	-	$1,887,307	-	1,887,307
TOTAL	$105,107,776	$1,887,307	-	$106,995,083

* For further breakdown of equity securities by country, please refer to the Schedule of Investments.

There were no transfers between levels during the period.

Global Water	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$324,378,792	-	-	$324,378,792
Other debt obligations	-	$15,013,886	-	15,013,886
TOTAL	$324,378,792	$15,013,886	-	$339,392,678

* For further breakdown of equity securities by country, please refer to the Schedule of Investments.

There were no transfers between levels during the period.

Green Bond	Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	-	$229,275	-	$229,275
Corporate debt	-	4,486,559	-	4,486,559
Municipal obligations	-	279,078	-	279,078
U.S. government obligations	-	4,761,538	-	4,761,538
Other debt obligations	-	1,492,763	-	1,492,763
TOTAL	-	$11,249,213	-	$11,249,213

Other financial instruments**	$35,237	-	-	$35,237

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

There were no transfers between levels during the period.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations. Green Bond is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund. During the period, Green Bond used U.S. Treasury obligation futures contracts to hedge against interest rate changes and to manage overall duration of the portfolio.  The Fund’s futures contracts at period end are presented in the Schedules of Investments.

During the period from the inception of the portfolio through December 31, 2013, Green Bond invested in 5 year, 10 year, and 30 year U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 11 contracts and $1,464,894 weighted average notional value.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Schedules of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date.  Dividends from net investment income are paid monthly by Green Bond and annually by Small Cap, Global Alternative Energy, and Global Water.  Distributions from net realized capital gains, if any, are paid at least annually.  Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — TAX INFORMATION

The following table presents the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at December 31, 2013 and the capital loss carryforwards as of September 30, 2013, with expiration dates, where applicable:

	Small Cap	Global Alternative Energy
Federal income tax cost of investments	$172,698,620	$101,389,295
Unrealized appreciation	$37,016,310	$13,793,757
Unrealized depreciation	(1,664,376)	(8,187,969)
Net unrealized appreciation/ (depreciation)	$35,351,934	$5,605,788

	Global Water	Green Bond
Federal income tax cost of investments	$313,247,617	$11,322,669
Unrealized appreciation	$29,989,694	$1,537
Unrealized depreciation	(3,844,633)	(74,993)
Net unrealized appreciation/ (depreciation)	$26,145,061	($73,456)

Capital Loss Carryforwards

Expiration Date:	Global Alternative Energy
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)

No Expiration Date:
Short-term	($1,406,142)
Long-term	(67,055,125)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Item 2. Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

            Filed herewith.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:       /s/ Barbara J. Krumsiek
            Barbara J. Krumsiek
            President -- Principal Executive Officer

Date:    February 28, 2014

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek
            Barbara J. Krumsiek
            President -- Principal Executive Officer

Date:    February 28, 2014

            /s/ Ronald M. Wolfsheimer
            Ronald M. Wolfsheimer
            Treasurer -- Principal Financial Officer

Date:    February 28, 2014